UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 22, 2010

CITIZENS & NORTHERN CORPORATION
(Exact name of registrant as specified in its charter)

PENNSYLVANIA
(State or other jurisdiction of incorporation)

000-16084	23-2951943
(Commission file number)	(IRS employer ID)

90-92 Main Street, Wellsboro Pennsylvania	16901
(Address of principal executive office)	(Zip Code)

Registrant's telephone number, including area code - (570) 724-3411

N/A
(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters of a Vote of Security Holders

The Annual Meeting of Shareholders of Citizens & Northern Corporation was held on Tuesday, April 20, 2010.  The Board of Directors fixed the close of business on February 23, 2010 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof.  On this record date, there were outstanding and entitled to vote 12,120,024 shares of Common Stock with four issues proposed for vote by the stockholders.

Proposal 1- Election of Class II Directors

The total number of votes cast for Proposal I was 9,081,927 including 78,745 voted in person by owners or representatives and 9,003,182 voted by proxy.  Voting for the Class II Directors elected to serve for a term of three years is summarized as follows:

R. Bruce Haner
Total Votes in Favor	7,106,074
Total Votes Withheld / Against	703,908

Susan E. Hartley
Total Votes in Favor	6,964,027
Total Votes Withheld / Against	845,954

Leo F. Lambert
Total Votes in Favor	7,180,902
Total Votes Withheld / Against	629,079

Edward L. Learn
Total Votes in Favor	6,968,239
Total Votes Withheld / Against	841,743

Leonard Simpson
Total Votes in Favor	7,135,323
Total Votes Withheld / Against	674,569

There were 1,271,949 shares non-voted by brokers related to the election of the Class II Directors noted above.

Proposal II – Approval and Adoption of the Compensation of Executives Pursuant to the Policies and Procedures Employed by the Corporation as Disclosed in the Proxy Statement.

The total number of votes cast for Proposal II was 9,081,927 including 78,745 voted in person by owners or representatives and 9,003,182 voted by proxy.  Voting on the requested approval and adoption of the compensation of executives pursuant to the policies and procedures employed by the corporation as disclosed in the proxy statement was as follows:

Total Votes in Favor	7,925,102
Total Votes Against	906,856
Total Abstained:	249,964

Proposal III – Ratification and Approval of the appointment of the firm of ParenteBeard, LLC as independent auditors of the Corporation.

The total number of votes cast for Proposal III was 9,081,927 including 78,745 voted in person by owners or representatives and 9,003,182 voted by proxy.  Voting on the requested ratification and approval of the appointment of the firm of ParenteBeard, LLC as independent auditors of the Corporation:

Total Votes in Favor	8,741,828
Total Votes Against	212,453
Total Abstained:	127,645

Proposal IV –Approval of a shareholder proposal that the shareholders request the Board of Directors take the steps necessary to eliminate classification of terms of the Board of Directors to require that all Directors stand for election annually.

The total number of votes cast for Proposal IV was 9,081,927 including 78,745 voted in person by owners or representatives and 9,003,182 voted by proxy.  Voting on the approval of a shareholder proposal that the shareholders request the Board of Directors take the steps necessary to eliminate classification of terms of the Board of Directors to require that all Directors stand for election annually:

Total Votes in Favor	4,868,420
Total Votes Against	2,640,807
Total Abstained:	300,751

There were 1,271,949 shares non-voted by brokers related to the approval of a shareholder proposal that the shareholders request the Board of Directors take the steps necessary to eliminate classification of terms of the Board of Directors to require that all Directors stand for election annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Citizens & Northern Corporation

Date: April 22, 2010	By:	/s/ Mark A. Hughes
Mark A. Hughes, Treasurer